UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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ETON PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Eton Pharmaceuticals, Inc.

21925 W. Field Parkway, Suite 235

Deer Park, Illinois 60010

NOTICE OF THE 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 22, 2021

Notice is hereby given that Eton Pharmaceuticals, Inc. will hold its 2021 Annual Meeting of Stockholders (the “ Annual Meeting “) on June 22, 2021 at 10 a.m. Central Time at the offices of Eton Pharmaceuticals, Inc., 21925 W. Field Parkway, Suite 235, Deer Park Illinois 60010 to accomplish the following purposes:

●	To elect Sean Brynjelsen and Norbert Riedel as Class III directors to hold office until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

●	To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

●	To transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).

The Annual Meeting will begin promptly at 10 a.m. central time, and check-in will begin at 9:30 a.m. central time. Only stockholders of record at the close of business on April 23, 2021 are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement. If you plan to attend the Annual Meeting in person, you should be prepared to present photo identification such as a valid driver’s license and verification of stock ownership for admittance. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the record date or hold a valid proxy for the Annual Meeting. If you are a stockholder of record, your ownership as of the record date will be verified prior to admittance into the meeting. If you are not a stockholder of record but hold shares through a broker, trustee, or nominee, you must provide proof of beneficial ownership as of the record date, such as an account statement or similar evidence of ownership. Please allow ample time for the admittance process.

Pursuant to Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet, we are posting the Company’s proxy materials on the Internet at www.proxyvote.com and delivering a Notice of Internet Availability of Proxy Materials. The Notice will be mailed to holders of record and beneficial owners of our common stock starting on or about May 3, 2021. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2020 Annual Report on Form 10-K. Stockholders of record may request to receive the proxy materials in printed form by mail on an ongoing basis for future annual meetings of the Company’s stockholders. This process allows us to provide our stockholders with the information they need on a more timely basis.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your representation and the presence of a quorum at the Annual Meeting. Please review the instructions on the proxy card regarding your voting options. You may vote in person at the Annual Meeting, via the Internet, by mail or by telephone.

By Order of the Board of Directors,

Sean E. Brynjelsen

President and Chief Executive Officer

Deer Park, Illinois

April 26, 2021

Important Notice Regarding the Availability of Proxy Materials for the Eton Pharmaceuticals 2021 Annual Meeting of Stockholders to Be Held on June 22, 2021: The Notice of 2021 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are available at www.proxyvote.com . To obtain directions to the offices of Eton Pharmaceuticals, 21925 W. Field Parkway, Suite 235, Deer Park Illinois 60010 in order to attend the Annual Meeting in person, please visit the “Investor Relations—News and Events” section of our website at www.etonpharma.com or contact Investor Relations at investorrelations@etonpharma.com.

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PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2021

GENERAL INFORMATION

This Proxy Statement and related materials are available to you on the Internet, or at your request we have delivered printed versions to you by mail, in connection with the board of directors’ solicitation of proxies for our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournment of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting.

The Annual Meeting will be held at 10 a.m. central time at the offices of Eton Pharmaceuticals, Inc. located at 21925 W. Field Parkway, Suite 235, Deer Park Illinois 60010. This Proxy Statement is being made available to stockholders beginning on April 26, 2021.

Pursuant to rules adopted by the Securities and Exchange Commission (“ SEC “), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “ Notice “) to our stockholders of record and beneficial owners as of the record date identified below. The mailing of the Notice to our stockholders is scheduled to begin on or about May 3, 2021.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON JUNE 22, 2021: This proxy statement, the accompanying proxy card or voting instruction card and our 2020 Annual Report on Form 10-K are available at www.proxyvote.com.

In this Proxy Statement the terms “Eton Pharma,” the “Company,” “we,” “us,” and “our” refer to Eton Pharmaceuticals, Inc. The mailing address of our principal executive offices is Eton Pharmaceuticals, Inc., 21925 W. Field Parkway, Suite 235, Deer Park Illinois 60010.

Record Date:	April 23, 2021

Quorum:	A majority of the shares of all issued and outstanding stock entitled to vote on the record date must be present in person or represented by proxy to constitute a quorum.

Shares Outstanding:	24,482,616 shares of common stock outstanding as of April 15, 2021.

Voting:	There are four ways a stockholder of record can vote:

(1) By Internet: You may vote over the Internet by following the instructions provided in the Notice or, if you requested to receive your proxy materials by U.S. mail, by following the instructions on the proxy card.

(2) By Telephone: If you requested to receive your proxy materials by U.S. mail, you may vote by telephone by following the instructions on the proxy card.

(3) By Mail: If you requested to receive your proxy materials by U.S. mail, you may complete, sign and return the accompanying proxy card in the postage-paid envelope provided.

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(4) In Person: If you are a stockholder as of the record date, you may vote in person at the meeting. Submitting a proxy will not prevent stockholders from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting in person.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. central time on June 21, 2021. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

If you hold your shares through a bank or broker, please follow their instructions.

Revoking Your Proxy	Stockholders of record may revoke their proxies by attending the Annual Meeting and voting in person, by delivering an instrument in writing revoking the proxy or by delivering another duly executed proxy bearing a later date to our Corporate Secretary before the vote is counted or by voting again using the telephone or Internet before the cutoff time (your latest telephone or Internet proxy is the one that will be counted). If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.

Votes Required to Adopt Proposals	Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting:

For Proposal One, the election of directors, the nominees receiving the plurality of votes properly cast will be elected as a director.

For Proposal Two, a majority of the votes represented at a meeting at which a quorum is present properly cast is required to ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Effect of Abstentions and Broker Non-Votes	Votes withheld from any nominee, abstentions, and “broker nonvotes” ( i.e. , where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” and broker non-votes have no effect on the election of directors. Abstentions and broker non-votes will have the effect of a vote “against” the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Voting Instructions	If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote FOR the election of the nominees for director and FOR the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

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Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Additional Solicitation/Costs	We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers, and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

Emerging Growth Company	We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory vote by our stockholders on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of June 30 th of the prior year, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Householding	Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2020, as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write to us at Eton Pharmaceuticals, Inc., 21925 W. Field Parkway, Suite 235, Deer Park Illinois 60010 Attn: Investor Relations, or call (847) 787-7361.

If you want to receive separate copies of the Notice, Proxy Statement, or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

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PROPOSAL ONE - ELECTION OF DIRECTORS

Number of Directors; Board Structure

Our certificate of incorporation and bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our board of directors. Immediately prior to the Annual Meeting our board of directors will consist of five members. Our board of directors is divided into three staggered classes of directors as nearly equal in number as possible. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class III directors expires at the Annual Meeting. The term of the Class I director expires at the 2022 annual meeting and the term of the Class II directors expires at the 2023 annual meeting. After the initial terms expire, directors are expected to be elected to hold office for a three-year term or until the election and qualification of their successors in office.

The following presents our current directors, their respective term on the board of directors, ages and positions as of April 15, 2021:

Name	Age	Position

Class III director nominees for election at the 2021 Annual Meeting
Norbert G. Riedel, Ph.D. (1)(2)(3)	63	Director, Chairman of the Board
Sean Brynjelsen	49	Director, President & CEO

Class I director nominee whose term will expire at the 2022 Annual Meeting
Paul V. Maier (1)(2)(3)	73	Director

Class II directors whose terms will expire at the 2023 Annual Meeting
Jenn Adams	52	Director
Charles J. Casamento (1)(2)(3)	75	Director

(1)	Member of the audit committee

(2)	Member of the compensation committee

(3)	Member of the nominating and corporate governance committee

Nominees

Based on the recommendation of the nominating and corporate governance committee of our board of directors, our board of directors has nominated Sean Brynjelsen and Nobert G. Riedel for election as directors to serve for a three-year term ending at the 2024 annual meeting or until their successors are elected and qualified or until their earlier death, resignation or removal. Messrs. Brynjelsen and Riedel are current members of our Board of Directors.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “for” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present board of directors. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on the board of directors. The board of directors may fill such vacancy at a later date or reduce the size of the board of directors. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

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Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW.

The biographies of each of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, public director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee to determine that the person should serve as a director of the Company. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led the board of directors and its nominating and corporate governance committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our board of directors. Finally, we value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.

Our corporate governance guidelines also dictate that a majority of the board of directors be comprised of independent directors whom the board of directors has determined have no material relationship with the Company and who are otherwise “independent” directors under the published listing requirements of The NASDAQ Stock Market LLC (“ NASDAQ “). The Company has determined that, with the exception of Sean E. Brynjelsen, our president and chief executive officer, all of our other directors qualify as “independent” directors.

Nominees for Election as Class III Directors for a Three-Year Term

Sean E. Brynjelsen has served as our President, Chief Executive Officer and a member of our board of directors since June 2017. Prior to joining Eton, Mr. Brynjelsen served as Executive Vice President, Business Development, at Sagent Pharmaceuticals, Inc., which was acquired by Nichi-Iko Pharmaceuticals Co., Ltd. for $736 million, where he made a number of successful transactions. Prior to his tenure at Sagent, he was Senior Vice President, Global Business Development for Akorn where he completed numerous transactions including the acquisition of a number of products. Earlier in his career, Mr. Brynjelsen spent a number of years in product development focused on sterile pharmaceuticals at both Baxter and Pfizer (formerly Hospira). Mr. Brynjelsen earned an MBA degree from the University of Notre Dame and holds a Master of Science in Chemistry and a Bachelor of Science in Biochemistry from the University of Illinois.

We believe that Mr. Brynjelsen’s valuable perspective and experience as our President and Chief Executive Officer, considerable experience in the pharmaceuticals industry and extensive leadership skills qualify him to serve on our board of directors.

Norbert G. Riedel, Ph.D. has served as a member of our board of directors since September 2017 and as Chairman of the Board since November 2018. Dr. Riedel has served as the President and Chief Executive Officer and a director of Aptinyx Inc., a biopharmaceutical company discovering and developing innovative therapies for challenging disorders of the brain and nervous system, since August 2015. From January 2014 to August 2015, Dr. Riedel served as the President and Chief Executive Officer of Naurex Inc., the predecessor company acquired by Allergan and from which Aptinyx and its technology were spun out. Prior to that time, he was Corporate Vice President and Chief Science and Innovation Officer of Baxter International Inc., a diversified healthcare company from March 2001 until January 2013. From 1998 to 2001, Dr. Riedel served as President and General Manager of the recombinant therapeutic proteins business unit and Vice President of Research and Development at Baxter’s bioscience business. Prior to joining Baxter, from 1996 to 1998, he was head of worldwide biotechnology and worldwide core research functions at Hoechst-Marion Roussel, now Sanofi, a global pharmaceutical company. Previously, he held a series of scientific management positions at Hoechst-Marion Roussel and Hoechst AG. Dr. Riedel is a member of the board of directors of Jazz Pharmaceuticals, Cerevel Therapeutics and the Illinois Biotechnology Innovation Organization. He also serves on the Advisory Board of Northwestern University’s Innovation and New Ventures Office. From 1999 to 2010, Dr. Riedel was a member of the board of directors of Oscient Pharmaceuticals Corporation, a biopharmaceutical company, and its predecessor company, Genome Therapeutics Corporation, a genomics company. Dr. Riedel was a member of the Supervisory Board of MediGene AG, a biotechnology company from 2003 to 2013. Dr. Riedel was a postdoctoral fellow at Harvard University from 1984 to 1987 and an Assistant Professor and Associate Professor of medicine and biochemistry at Boston University School of Medicine from 1987 to 1991. Dr. Riedel was also a visiting professor at Massachusetts Institute of Technology in 1992, and in 2009, Dr. Riedel was elected as member of the Austrian Academy of Sciences. Dr. Riedel is currently an adjunct professor at Boston University School of Medicine, and an adjunct professor of Medicine at Northwestern University’s Feinberg School of Medicine.

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We believe that Dr. Riedel’s extensive academic experience in the pharmaceutical and biotechnology fields provides valuable experience to our board.

Class I Director Continuing in Office (Term expires 2022)

Paul V. Maier has served as a member of our board of directors since September 2017. Mr. Maier has over 25 years of experience as a senior executive in biotechnology and pharmaceutical companies and more than 15 years of experience as a Director of multiple life science public and private company Boards. In addition to his Board positions, Mr. Maier also currently serves as an advisor to the life science industry. In June 2014, Mr. Maier retired after serving since November 2009 as Chief Financial Officer of Sequenom, Inc., a publicly held company serving the discovery, clinical research, and molecular diagnostics market. From February 2007 until November 2009, Mr. Maier served as an independent financial consultant. Previously, Mr. Maier was Senior Vice President and Chief Financial Officer of Ligand Pharmaceuticals, Inc., a commercial stage biopharmaceutical company, a position he held from 1992 to 2007. From 1990 to 1992, Mr. Maier served as Vice President, Finance of DFW West, a division of DFS Group, LP a private multinational retailer. From 1984 to 1990, Mr. Maier was employed by ICN Pharmaceuticals, a pharmaceutical and biotechnology research products company, where he held various executive positions in finance and general management in ICN as well as SPI Pharmaceuticals, a publicly held subsidiary. Mr. Maier currently serves on the Board of Directors of International Stem Cell Corporation, Biological Dynamics, and 4D pharma plc. He also serves as Chairman of the Board of Lackey Clinic, a non-profit providing healthcare to those without insurance. Mr. Maier received an MBA from Harvard Business School and a BS from Pennsylvania State University. Mr. Maier is currently an Executive Partner at The College of William and Mary’s Mason School of Business.

We believe that Mr. Maier’s years of public company executive experience, including vast knowledge of various pharmaceuticals and life sciences companies, make him a valued member of our board of directors.

Class II Directors Continuing in Office (terms expire 2023)

Jenn Adams is Chief Executive Officer of August Bioservices LLC which provides research, pharmaceutical development and manufacturing services in the pharmaceutical and biotechnology space, a position she has held since 2020. Prior to joining August Bioservices, she served as SVP & President of AmerisourceBergen’s Clinical Product Solutions Business Unit. Amerisource Bergen is a United States-based pharmaceutical wholesale distributor. Ms. Adams spent her early career at Baxter Healthcare, serving in leadership roles in the Medication Delivery and Fenwal businesses. Ms. Adams also serves as Executive in residence/Senior Advisor to Oak HC/FT, a venture growth-equity fund investing in healthcare information and services. Ms. Adams serves on the nonprofit Board of LifeScience Tennessee and holds an MBA from Northwestern University’s J.L. Kellogg Graduate School of Management.

We believe that Ms. Adams’ significant experience as an executive in several life science companies brings relevant expertise to the Board of Directors.

Charles J. Casamento has served as a member of our board of directors since June 2017. Mr. Casamento is currently Executive Director and Principal of The Sage Group, a healthcare advisory group specializing in mergers, acquisitions, and partnerships between biotechnology companies and pharmaceutical companies, since 2007. He was the president and CEO of Osteologix, Inc., a public biopharmaceutical company developing products for treating osteoporosis, from 2004 through 2007. Mr. Casamento was founder of, and from 1999 through 2004, served as chairman of the board, president and CEO, of Questcor Pharmaceuticals, Inc. which was subsequently acquired by Mallinckrodt. Mr. Casamento formerly served as RiboGene, Inc.’s president, CEO and chairman of the board from 1993 through 1999 until it merged with Cypros to form Questcor. He was co-founder, president and CEO of Interneuron Pharmaceuticals, Inc. (Indevus), a biopharmaceutical company, from 1989 until 1993. Indevus was eventually acquired by Endo. Mr. Casamento has also held senior management positions at Genzyme Corporation, where he was senior vice president, pharmaceuticals and biochemicals; American Hospital Supply, where he was vice president of business development and strategic planning for the Critical Care Division; Johnson & Johnson, Hoffmann-LaRoche, Inc. and Sandoz Inc. Mr. Casamento also serves on the Board of Directors of Relmada Therapeutics and AzurRx BioPharma. He is Chairman of the Board at Relmada. During his career he has served on the boards of fourteen Biotech/Pharma companies and has also been a Director and Vice Chairman of The Catholic Medical Missions Board, a large not-for-profit organization providing health care services to third world countries. He has served as a guest lecturer at Fordham University and is on the Science Council of Fordham University. He holds a bachelor’s degree in Pharmacy from Fordham University and an M.B.A. from Iona College and was originally licensed to practice pharmacy in the states of New York and New Jersey.

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We believe that Mr. Casamento’s significant experience as chief executive officer in various life sciences companies and his service on several other boards bring valuable knowledge and insights to the board of directors.

Executive Officers

The following table presents our current executive officers and their respective ages and positions as of April 15, 2021:

Name	Age	Position
Sean E. Brynjelsen	49	President, Chief Executive Officer and Director
W. Wilson Troutman	66	Chief Financial Officer, Treasurer, and Secretary

See the section of this Proxy Statement Captioned “Proposal One – Election of Directors” for biography of Mr. Brynjelsen.

W. Wilson Troutman has served as our Chief Financial Officer, Treasurer and Secretary since July 2017. Mr. Troutman brings over forty years of business experience in financial management roles. Prior to joining Eton, Mr. Troutman served in the corporate financial and SEC reporting role for Century Aluminum Company, a NASDAQ reporting company, beginning in 2015. From 2012 until joining Century Aluminum, he served as Vice President and Chief Financial Officer for Omeda Communications, and prior to that he was the Corporate Controller and Treasurer for Akorn, Inc., a manufacturer and distributor of generic pharmaceutical products from 2004 to 2012. Mr. Troutman received an MBA from the University of Chicago in 1987 and a BS from the University of Illinois-Urbana in 1976. He became a Certified Public Accountant in 1977 and is a member of the AICPA, the Illinois CPA Society and Financial Executives International.

CORPORATE GOVERNANCE

Meetings of the Board of Directors

Our board of directors held twelve regular meetings in 2020. During their respective terms of service, each director attended at least 75% of all meetings of the board of directors and the committees on which he then served that were held during 2020. Under our corporate governance guidelines, directors are expected to be active and engaged in discharging their duties and to keep themselves informed about our business and operations. Directors are also expected to attend our annual meeting of stockholders, all meetings of the board of directors and all meetings of the committees on which they serve.

Code of Business Conduct and Ethics

We are committed to the highest standards of integrity and ethics in the way we conduct our business. In 2017, our board of directors adopted a Code of Business Conduct and Ethics, which applies to our directors, officers and employees, including our chief executive officer, our chief financial officer, and our other executive and senior officers. Our Code of Business Conduct and Ethics establishes our policies and expectations with respect to a wide range of business conduct, including the preparation and maintenance of our financial and accounting information, our compliance with laws, and possible conflicts of interest.

Under our Code of Business Conduct and Ethics, each of our directors and employees is required to report suspected or actual violations to the extent permitted by law. In addition, we have adopted separate procedures concerning the receipt and investigations of complaints relating to accounting or audit matters. These procedures have been adopted by the board of directors and are administered by our audit committee.

A current copy of our Code of Business Conduct and Ethics is posted on the Corporate Governance section of our website, which is located at www.etonpharma.com. If we make any substantive amendments to, or grant any waivers from, the Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

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Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and, without prior approval, derivative transactions of our stock by our executive officers, directors and specified other employees and their respective affiliates, purchases or sales of puts, calls or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities, or other hedging transactions. In addition, our insider trading policy expressly prohibits our executive officers, directors and specified other employees and their respective affiliates from borrowing against Company securities held in a margin account, or, without prior approval, pledging our securities as collateral for a loan.

Independence of the Board of Directors

Consistent with our corporate governance guidelines and Nasdaq rules, our board of directors has determined that, as of the date of this Proxy Statement, all of the members of our board of directors other than Sean Brynjelsen, our president and chief executive officer, are “independent.” In addition, all members of the audit, compensation and nominating and corporate governance committees satisfy the applicable independence criteria of the SEC and Nasdaq.

Identifying and Evaluating Director Nominees

The board of directors is responsible for selecting its own members. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates in connection with its evaluation of a director candidate, including through candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm, or reliance on the knowledge of the members of the nominating and corporate governance committee, the board of directors or management. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.

Minimum Qualifications

The nominating and corporate governance committee will consider, among other things, the following qualifications, skills and attributes when recommending candidates for the selection as nominees for the board of directors and as candidates for appointment to the board of directors’ committees. Each nominee shall meet criteria established by the Board including possessing high standards of personal and professional ethics and integrity, proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment. The committee may also take into account the then-current needs of the Board to maintain a balance of knowledge, expertise and capability. The nominating and corporate governance committee also recommends candidates to the board of directors for appointment to the committees of the board of directors. Once appropriate candidates have been identified, the entire board of directors votes on the candidates for appointment to the respective committees.

In evaluating proposed director candidates, the nominating and corporate governance committee will consider, in addition to the minimum qualifications and other criteria for board of directors membership approved by the board of directors from time to time, the current size and composition of the Board and the needs of the board of directors and the respective committees of the board of directors, such factors as character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and industry, other commitments and the like and any other factors that the nominating and corporate governance committee may consider appropriate.

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Stockholder Recommendations

Stockholders may submit recommendations for director candidates to the nominating and corporate governance committee by sending the individual’s name and qualifications to our Corporate Secretary at Eton Pharmaceuticals, Inc., 21925 W. Field Parkway, Suite 235, Deer Park Illinois 60010, who will forward all recommendations to the nominating and corporate governance committee. The nominating and corporate governance committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Stockholder Communications

The board of directors provides to every stockholder the ability to communicate with the board of directors, as a whole, and with individual directors on the board of directors through an established process for stockholder communication. For a stockholder communication directed to the board of directors as a whole, stockholders may send such communication to the attention of the Chair of the Board of Directors via U.S. Mail or Expedited Delivery Service to: Eton Pharmaceuticals, Inc., 21925 W. Field Parkway, Suite 235, Deer Park Illinois 60010 Attn: Chair of the Board of Directors.

For a stockholder communication directed to an individual director in his capacity as a member of the board of directors, stockholders may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to: Eton Pharmaceuticals, Inc., 21925 W. Field Parkway, Suite 235, Deer Park Illinois 60010.

We will forward by U.S. Mail any such stockholder communication to each director, and the Chair of the Board in his capacity as a representative of the board of directors, to whom such stockholder communication is addressed to the address specified by each such director and the Chair of the Board, unless there are safety or security concerns that mitigate against further transmission.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the board is separated from the role of chief executive officer, and we plan to keep these roles separated. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our board of directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our board of directors performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our board of directors addresses the primary risks associated with those operations and corporate functions. In addition, our board of directors reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

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Each of our board committees also oversees the management of our Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our chief financial officer provides reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm and our chief financial officer. The audit committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our board of directors regarding these activities.

Risks Related to Compensation Policies and Practices

In establishing and reviewing our compensation philosophy and programs, we consider whether such programs encourage unnecessary or excessive risk taking. We believe that our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Board Committees

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and responsibilities described below. The audit committee, compensation committee and nominating and corporate governance committee all operate under charters reviewed annually by the respective committees and approved by our board of directors (copies of which can be found on our website by visiting www.etonpharma.com and under “Corporate Governance”).

Audit Committee

Paul Maier, Charles Casamento, and Norbert Riedel serve on the audit committee, which is chaired by Mr. Maier. Our board of directors has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, Rule 10A-3 under the Securities Exchange Act of 1934, or the Exchange Act, and the applicable listing standards of NASDAQ. Each member of our audit committee can read and understand fundamental financial statements in accordance with NASDAQ audit committee requirements. In arriving at this determination, the board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment. Our board of directors has designated Mr. Maier as an “audit committee financial expert,” as defined under the applicable rules of the SEC. In making this determination, our board has considered Mr. Maier’s formal education and previous and current experience in financial and accounting roles. Both our independent registered public accounting firm and management periodically meet privately with our audit committee.

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

●	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

●	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

●	recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

●	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

●	reviewing quarterly earnings releases.

Compensation Committee

Charles Casamento, Paul Maier and Norbert Riedel serve on our compensation committee, which is chaired by Mr. Casamento. These individuals are non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act, and are “outside directors,” as defined pursuant to Section 162(m) of the Code. Our board of directors has determined that all of these individuals are “independent” as defined under the applicable listing standards of NASDAQ, including the standards specific to members of a compensation committee. The compensation committee meets with management periodically. The compensation committee’s responsibilities include:

●	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

●	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) reviewing and determining the cash compensation of our Chief Executive Officer and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

●	reviewing and approving the cash compensation of our other executive officers;

●	reviewing and establishing our overall management compensation, philosophy and policy;

●	overseeing and administering our compensation and similar plans;

●	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

●	reviewing and approving our policies and procedures for the grant of equity-based awards;

●	reviewing and recommending to the board of directors the compensation of our directors;

●	preparing our compensation committee report, if and when required by SEC rules;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required by SEC rules, to be included in our annual proxy statement; and

●	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Norbert Riedel, Charles Casamento and Paul Maier serve on our nominating and corporate governance committee, which is chaired by Dr. Riedel. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable SEC and Nasdaq rules. The nominating and corporate governance committee meets periodically with management. The nominating and corporate governance committee’s responsibilities include:

●	developing and recommending to the board of directors criteria for board and committee membership;

●	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

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●	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

●	identifying individuals qualified to become members of the board of directors;

●	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

●	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

●	overseeing the evaluation of our board of directors and management.

Our board of directors may from time to time establish other committees.

Director Compensation

The following table provides information for the year ended December 31, 2020, regarding all compensation awarded to, earned by or paid to each person who served as a non-employee member of our board of directors during any portion of that year. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2020.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Mark L. Baum (1)	51,667	71,679	123,346
Charles J. Casamento	61,667	71,679	133,346
Paul V. Maier	66,667	71,679	138,346
Norbert G. Riedel, Ph.D.	76,667	71,679	148,346

(1)	Mr. Baum stepped down as a Director in March 2021

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PROPOSAL TWO - RATIFICATION OF THE APPOINTMENT OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed KMJ Corbin & Company LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2021. The Company is asking our stockholders to ratify the audit committee’s selection of KMJ Corbin & Company LLP as our independent auditors for the 2021 fiscal year.

The audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and our Company and any disclosed relationships or services that may impact the objectivity and independence of our independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, the board of directors determined to submit to stockholders for ratification the appointment of KMJ Corbin & Company LLP. A majority of the votes represented at a meeting at which a quorum is present properly cast is required in order to ratify the appointment of KMJ Corbin & Company LLP. In the event that a majority of the votes properly cast do not ratify this appointment of KMJ Corbin & Company LLP, the audit committee will consider this factor when making any determinations regarding KMJ Corbin & Company LLP.

We expect that a representative of KMJ Corbin & Company LLP will attend the Annual Meeting telephonically and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.

In connection with our initial public offering, we adopted a policy under which the audit committee is directly responsible for pre-approving all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

In addition, in the event time constraints require pre-approval prior to the audit committee’s next scheduled meeting, the audit committee has authorized its chairman to pre-approve services. Engagements so pre-approved are to be reported to the audit committee at its next scheduled meeting.

Audit Fees

The following table sets forth the fees billed by KMJ Corbin & Company LLP for audit, audit-related, tax and all other services rendered to the Company for fiscal years 2020 and 2019:

	2020	2019
Audit Fees	$123,000	$99,800
Tax Fees	6,200	9,674
Total	$129,200	$109,474

Audit Fees. Audit fees consist of fees billed for the audit of our annual financial statements, the review of the interim financial statements, and related services that are normally provided in connection with registration statements.

Tax Fees. Consist of aggregate fees for tax compliance and tax advice, including the review and preparation of our various jurisdictions’ income tax returns.

The audit committee pre-approved all services performed since the pre-approval policy was adopted.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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Report of the Audit Committee of the Board of Directors

This report is submitted by the audit committee of the Board of Directors (the “Board”) of Eton Pharmaceuticals, Inc. (the “Company”). The audit committee currently consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the Board has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable rules of the NASDAQ Stock Market LLC (“NASDAQ”). Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. The Board has designated Mr. Maier as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee operates under a written charter adopted by the Board.

The audit committee’s general role is to assist the Board in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The audit committee has reviewed the Company’s financial statements for 2020 and met with management, as well as with representatives of, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of KMJ Corbin & Company LLP the matters required to be discussed by the Auditing Standard No. 1301, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

In addition, the audit committee received the written disclosures and the letter from KMJ Corbin & Company LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed with members of KMJ Corbin & Company LLP its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the audit committee recommended to the Board that the Company’s audited consolidated financial statements for 2020 be included in its Annual Report on Form 10-K for 2020.

The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

Audit Committee

Paul Maier (Chairman)

Charles Casamento

Norbert Riedel

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 15, 2021 for:

●	each person known by us to be the beneficial owner of more than 5% of our common stock;
●	our named executive officers;
●	each of our directors and director nominees; and
●	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

The beneficial ownership of each person was calculated based on 24,482,616 shares of common stock issued and outstanding. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness. Accordingly, two or more persons might count as beneficial owners of the same share.

	Number of Shares	Percentage of Shares
Name and Address of Beneficial Owner (1)	Beneficially Owned	Beneficially Owned
5% Stockholders: Opaleye L.P. One Boston Place, 26th Floor Boston, MA 02108	3,640,000	14.87%

Harrow Health, Inc.	1,982,000	8.10%
102 Woodmont Blvd., Suite 610 Nashville, TN 37205

Named Executive Officer, Other Executive Officers and Directors:
Sean E. Brynjelsen (2)	1,801,190	7.14%
W. Wilson Troutman (3)	313,872	1.27%
Jenn Adams	0	*
Charles J. Casamento (4)	133,320	*
Paul V. Maier (4)	124,645	*
Norbert G. Riedel, Ph.D. (4)	124,645	*
All executive officers and directors as a group (6 persons)	2,497,672	9.71%

*	Less than 1%
(1)	Unless otherwise indicated, the address for each reporting person is c/o Eton Pharmaceuticals, Inc. 21925 W. Field Parkway, Suite 235, Deer Park, Illinois 60010.
(2)	Includes 715,417 vested stock options and 40,833 stock options which vest within 60 days of April 15, 2021. Excludes 183,750 stock options which vest after June 14, 2021.
(3)	Includes 287,408 vested stock options and 11,716 stock options which vest within 60 days of April 15, 2021. Excludes 232,076 stock option shares which vest after June 14, 2021.
(4)	Includes 39,900 vested stock options and no stock options which vest within 60 days of April 15, 2021. Includes 25,000 shares issuable upon settlement of a restricted stock unit award at retirement from our board and excludes 0 stock option shares which vest after June 14, 2021.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2020, all required reports were filed on a timely basis under Section 16(a).

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2020, regarding shares of common stock that may be issued under our equity compensation plans, consisting of our 2018 Equity Incentive Plan (“EIP”) and 2018 Employee Stock Purchase Plan (“ESPP”). We do not have any non-stockholder approved equity compensation plans.

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options and RSUs		Weighted-Average Exercise Price of Outstanding Options			Number of Shares of Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans
2018 Equity Incentive Plan Common Stock, $0.001 par value per share	2,924,500	(1)(2)		$4.05	(3)	398,246
2018 Employee Stock Purchase Plan Common Stock, $0.001 par value per share	N/A		$	N/A		379,335	(4)

(1)	The EIP provides that an additional number of shares will automatically be added to the shares authorized for issuance under the EIP on January 1 of each calendar year, from January 1, 2019 through January 1, 2028. The number of shares added each year will be equal to the lesser of: (a) 4% of the total number of shares of capital stock outstanding on December 31 of the preceding calendar year; or (b) such lesser number of shares of Common Stock as is determined by the Board for the applicable year.
(2)	Consists of 2,824,500 non-qualified stock options (“NQSOs”) and 100,000 restricted stock units (“RSUs”)
(3)	The weighted average exercise price for the 2,824,500 NQSOs is $4.05 per share and there is no exercise price associated with the RSUs. The weighted average exercise price of both the NQSOs and RSUs combined is $3.93 per share.
(4)

Represents 379,335 shares of Common Stock reserved for future grant under the ESPP. The ESPP provides that an additional number of shares will automatically be added to the shares authorized for issuance under the ESPP on January 1 of each calendar year, from January 1, 2019 through January 1, 2028. The number of shares of Common Stock added each year will be equal to the lesser of: (a) 1% of the total number of shares of capital stock outstanding on December 31 of the preceding calendar year; (b) 150,000 shares; or (c) a lesser number of shares of Common Stock as is determined by the Board that is less than (a) and (b).

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EXECUTIVE COMPENSATION

Compensation Overview

This compensation overview, which should be read together with the compensation tables set forth below, provides information regarding our executive compensation program for our named executive officers for 2020, who are Sean Brynjelsen, our president and chief executive officer, and Wilson Troutman, our chief financial officer. We do not have any other executive officers within the meaning of applicable SEC rules. We refer to these executive officers as our named executive officers.

Setting Executive Compensation

Our board of directors and compensation committee review executive compensation annually. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company.

Our board of directors has historically determined our executives’ compensation. Our compensation committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, the compensation committee then recommends the compensation for each executive officer. Our board of directors, without members of management present, discusses the compensation committee’s recommendations and ultimately approves the compensation of our executive officers. For 2020, we updated the 2019 report of Radford, an Aon company, who served as our compensation consultants in 2019 and considered Radford’s updates on certain matters as we deemed appropriate.

We have not adopted any formal guidelines for allocating total compensation between long-term and short-term compensation, cash compensation and non-cash compensation, or among different forms of non-cash compensation.

Role of the Compensation Committee

The compensation committee, which is comprised entirely of independent directors, reviews the compensation packages for our named executive officers, including an analysis of all elements of compensation separately and in the aggregate.

In reviewing and approving these matters, our compensation committee considers such matters as it deems appropriate, including our financial and operating performance, the alignment of the interests of our executive officers and our stockholders and our ability to attract and retain qualified and committed individuals, as well as the executive’s performance, experience, responsibilities and the compensation of executive officers in similar positions at comparable companies.

Role of Management

Our chief executive officer assists the compensation committee in identifying the key performance and incentive measures that may be used in setting annual cash performance bonus opportunities and also provides input on key contributors and performers within the Company so as to ensure their compensation accurately reflects their responsibilities, performance, experience levels and expected future contributions. Although our chief executive officer does not participate in decisions involving his own compensation, his recommendations and input, along with input from other executive officers, are often taken into consideration by the compensation committee when making compensation decisions.

Elements of Compensation

Base salary

Our compensation committee or the board of directors reviews the base salaries of our executive officers, including our named executive officers, from time to time and makes adjustments as it determines to be reasonable and necessary to reflect the scope of an executive officer’s performance, contributions, responsibilities, experience, prior salary level, position (in the case of a promotion) and market conditions.

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For 2020, the annual base salaries for each of Mr. Brynjelsen and Mr. Troutman were $475,833 and $277,083, respectively.

Annual performance bonuses

We also believe that a significant portion of our executives’ cash compensation should be based on the attainment of business goals established by our board of directors or the compensation committee. The Company set target performance bonus amounts for 2020 for our executive officers pursuant to which officers would be paid a specified percentage of those targets based on operational results.

Specific achievements and performance metrics considered in 2020 included:

●	products licensed or acquired with near-term potential for commercialization;

●	maintaining budgetary alignment with administrative and major research and development milestones and ending the year within budget;
●	U.S. Food and Drug Administration (“FDA”) product approvals received; and
●	targeted product candidate submissions to the FDA.

Based on the achievement of the above factors, the Company awarded each of our executive officers 90% of the target bonuses as listed in the Compensation Table.

Equity-based compensation

Equity-based compensation is an integral part of our overall compensation program. Providing named executive officers with the opportunity to create significant wealth through stock ownership is a powerful tool to attract and retain highly-qualified executives, achieve strong long-term stock price performance, align our executives’ interests with those of our stockholders and provide a means to build real ownership in the Company .

We account for stock-based compensation under the provisions of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) - 718 Compensation – Stock Compensation. The guidance under ASC 718 requires companies to estimate the fair value of the stock-based compensation awards on the date of grant for employees and directors and record expense over the related service periods, which are generally the vesting period of the equity awards. Awards for consultants are accounted for under ASC 505-50 - Equity Based Payments to Non-Employees. Compensation expense is recognized over the period during which services are rendered by such consultants and non-employees until completed. At the end of each financial reporting period prior to completion of the service, the fair value of these awards is remeasured using the then-current fair value of our common stock and updated assumption inputs in the Black-Scholes option-pricing model (“BSM”).

We estimate the fair value of stock-based option awards to our employees and directors using the BSM. The BSM requires the input of subjective assumptions, including the expected stock price volatility, the calculation of expected term, forfeitures and the fair value of the underlying common stock on the date of grant, among other inputs. The risk-free interest rate was determined from the implied yields for zero-coupon U.S. government issues with a remaining term approximating the expected life of the options or warrants. Dividends on common stock are assumed to be zero for the BSM valuation of the stock options. The expected term of stock options granted is based on vesting periods and the contractual life of the options. Expected volatilities are based on comparable companies’ historical volatility, which management believes represents the most accurate basis for estimating expected future volatility under the current conditions. We account for forfeitures as they occur.

401(k) Plan

The Company established an employee savings plan pursuant to Section 401(k) of the Internal Revenue Code, effective January 1, 2018. The plan allows participating employees to deposit into tax deferred investment accounts up to 100% of their salary, subject to annual limits. The Company makes certain matching contributions to the plan in amounts up to 4% of the participants’ annual cash compensation, subject to annual limits. Company contributions for the fiscal year ended December 31, 2020 were $116,576.

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Health and Welfare Benefits

All of our full-time employees, including our executive officers are eligible to participate in certain medical benefit programs offered by us. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned during the fiscal years ended December 31, 2020 and December 31, 2020 by our named executive officers.

Name and Principal Position (1)	Year		Salary ($)	Non-Equity Incentive Compensation ($) (2)	Stock Awards ($) (3)	Option Awards ($) (3)	All Other Compensation ($) (4)	Total ($)
Sean E. Brynjelsen	2020		475,833	218,700	—	1,305,360	11,400	2,011,293
President and Chief	2019	(2)	409,958	186,500	—	1,338,750	11,200	1,946,408
Executive Officer

W. Wilson Troutman	2020		277,083	108,000	—	509,629	11,400	906,112
Chief Financial Officer	2019	(2)	242,667	87,500	—	523,260	11,200	864,627

(1)	We do not have any other executive officers that are required to be included in the Summary Compensation Table.

(2)	The amounts reflected in 2019 and 2020 reflect the discretionary performance bonus awards for each year that were paid in 2020 and 2021, respectively.

(3)	Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each award computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 9 and Note 10 of our financial statements for the periods ending ended December 31, 2020, and December 31, 2019, respectively.

(4)	These amounts reflect contributions by us to each officer’s 401(k) account.

Employment Arrangements with Our Named Executive Officers

We have entered into employment agreements with each of our named executive officers. Except as noted below, these employment agreements provide for “at will” employment.

Brynjelsen Employment Agreement

We entered into an employment agreement with Mr. Brynjelsen, our president and chief executive officer, in May 2017. Pursuant to the terms of his employment agreement, Mr. Brynjelsen’s employment is at-will and may be terminated at any time by us or Mr. Brynjelsen. Under the terms of the employment agreement, Mr. Brynjelsen is currently entitled to receive an annual base salary of $486,000 effective March 1, 2020. Mr. Brynjelsen also received 1,000,000 restricted shares of common stock in connection with commencement of his employment. Mr. Brynjelsen is also entitled to receive an annual bonus of up to 50% of his annual base salary based upon our board of directors’ assessment of Mr. Brynjelsen’s performance and his and our attainment of targeted goals as set by the board of directors (or the compensation committee thereof) in their sole discretion. Mr. Brynjelsen was also granted non-qualified stock options of 200,000 shares in November 2017, all of which are vested, and 250,000 shares in February 2019, all of which are vested, both under our EIP. In March 2020, Mr. Brynjelsen was granted 490,000 shares, 265,417 of which are vested. The remaining 224,583 shares vest in eleven equal monthly installments and will be fully vested in March 2022, subject to Mr. Brynjelsen’s continued service and subject to full acceleration in the event that Mr. Brynjelsen’s employment is terminated without cause or he resigns for good reason within one month prior to or 12 months following a change in control. Pursuant to his employment agreement, Mr. Brynjelsen also entered into a proprietary information, inventions, nonsolicitation and non-competition agreement with us.

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Troutman Employment Agreement

We entered into an employment agreement with Mr. Troutman, our chief financial officer, treasurer and secretary, in June 2017. Pursuant to the terms of his employment agreement, Mr. Troutman’s employment is at-will and may be terminated at any time by us or Mr. Troutman. Under the terms of the employment agreement, Mr. Troutman is currently entitled to receive an annual base salary of $300,000 effective October 1, 2020. Mr. Troutman also received 150,000 non-qualified stock options as part of the commencement of his employment. Mr. Troutman is also entitled to receive an annual bonus of up to 40% of his annual base salary based upon our board of directors’ assessment of Mr. Troutman’s performance and his and our attainment of targeted goals as set by the board of directors (or the compensation committee thereof) in their sole discretion. Mr. Troutman was also granted non-qualified stock options of 100,000 shares of our common stock on November 10, 2017 and 95,000 shares of our common stock in February 2019 and 186,200 shares in March 2020, all under our EIP. The 2017 options vest in four equal annual installments beginning on the first anniversary of the date of grant, and the 2019 and 2020 options vest in 48 equal monthly installments beginning on the date of grant, in each case subject to Mr. Troutman’s continued service and subject to full acceleration in the event that Mr. Troutman’s employment is terminated without cause or he resigns for good reason within one month prior to or 12 months following a change in control. Pursuant to his employment agreement, Mr. Troutman also entered into a confidential information and inventions agreement with us.

Potential Payments Upon Termination and Change in Control

The definitions of “cause,” “good reason” and “change in control” referenced below are defined in the individual employment agreements between us and each of the named executive officers.

Mr. Brynjelsen

Pursuant to his employment agreement, Mr. Brynjelsen is entitled to severance benefits if, after the six-month anniversary of his employment start date, his employment is terminated without cause or if he resigns for good reason, subject to his execution of a release and his continued compliance with his proprietary information, inventions, non-solicitation and non-competition agreement. If, after such six-month anniversary of his employment start date, Mr. Brynjelsen is terminated without cause or resigns for good reason, he is eligible to receive 12 months of continued base salary and premiums for continued health coverage. If Mr. Brynjelsen is terminated without cause or resigns for good reason within one month prior to or 12 months following a change of control, and subject to his execution of a release, then all unvested shares of common stock pursuant to his restricted stock award will vest.

Mr. Troutman

Pursuant to his employment agreement, Mr. Troutman is entitled to severance benefits if, after the six-month anniversary of his employment start date, his employment is terminated without cause or if he resigns for good reason, subject to his execution of a release and his continued compliance with his confidential information and inventions agreement and the surviving terms of his employment agreement. If, after such six-month anniversary of his employment start date, Mr. Troutman is terminated without cause or resigns for good reason, he is eligible to receive six months of continued base salary and premiums for continued health coverage. If Mr. Troutman is terminated without cause or resigns for good reason within one month prior to or 12 months following a change of control, and subject to his execution of a release, then all remaining shares of common stock underlying his outstanding options will vest.

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Outstanding Equity Awards at Fiscal Year-End 2020

The following table provides information with respect to outstanding stock options held by each of our named executive officers as of December 31, 2020.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Sean E. Brynjelsen	03/12/20	265,417	224,583	3.58	03/11/30
	02/22/19	250,000	0	7.31	02/21/29
	11/10/17	200,000	0	1.37	11/09/27

W. Wilson Troutman	03/12/20	50,429	135,771	3.58	03/11/30
	02/22/19	49,479	45,521	7.31	02/21/29
	11/10/17	75,000	25,000	1.37	11/09/27
	07/17/17	112,500	37,500	1.38	07/16/27

Compensation Committee Interlocks and Insider Participation

None of our independent directors is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this compensation committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this compensation committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Eton Pharmaceuticals, Inc. specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The compensation committee has reviewed and discussed the section captioned “Executive Compensation” with management. Based on such review and discussions, the compensation committee recommended to the board of directors that this “Executive Compensation” section be included in this proxy statement.

Compensation Committee

Charles Casamento (Chairman)

Paul Maier

Norbert Riedel

RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions with Related Parties

The following includes a summary of transactions since January 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than five percent of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Other than described below, there have not been, nor are there currently any proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which include equity and other compensation, termination, change in control and other arrangements, which are described under “Executive compensation.”

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Our Chief Executive Officer, Sean Brynjelsen, has a material ownership interest in several companies from which we have licensed or acquired product development and marketing rights. Set forth below is a tabular presentation of these arrangements:

Licensor/Seller	Product	Mr. Brynjelsen’s % Ownership Interest in Licensor/Seller
Eyemax LLC	EM-100	33%
Selenix LLC	DS-200	50%

We are required to pay to the above parties licensing fees, milestone payments and royalty payments. We believe the terms of the transactional agreements, including the licensing fees, milestone payments and royalty payments, approximate the terms and payments we could have obtained in an arms’ length transaction with an unaffiliated party.

As noted above, Mr. Brynjelsen has a 50% ownership interest in Selenix LLC. In October 2020 we made a $250,000 payment to Eyemax LLC in connection with the approval of the EM-100 product and in February 2021 we made a $500,000 payment to Eyemax LLC when Bausch Health launched this product. Mr. Brynjelsen has a 33% ownership interest in Eyemax LLC.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Participation in our initial public offering

Certain of our stockholders, including stockholders affiliated with certain of our directors and officers, purchased an aggregate of $240,000 in shares of our common stock in our initial public offering in 2018 at the initial public offering price (40,000 shares at $6.00 per share). The underwriting discount for the shares sold to such stockholders in the initial public offering was the same as the underwriting discount for the shares sold to the public.

Policies for Approval of Related-Party Transactions

Our board of directors has adopted a written related party transactions policy that such transactions must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

TRANSACTION OF OTHER BUSINESS

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

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ADDITIONAL INFORMATION

Procedures for Submitting Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. Our amended and restated bylaws provide that, for nominations of persons for election to our board of directors or other proposals to be considered at an annual meeting of our stockholders, a stockholder must give written notice to our Corporate Secretary at Eton Pharmaceuticals, Inc., 21925 W. Field Parkway, Suite 235, Deer Park Illinois 60010, not later than the close of business 90 days, nor earlier than the close of business 120 days, prior to the first anniversary of the date of the preceding year’s annual meeting. However, our amended and restated bylaws also provide that in the event the date of the annual meeting is more than 180 days before or more than 120 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 15th day following the day on which public announcement of the date of such meeting is first made. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the Proxy Statement and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information.

For stockholder proposals to be brought before the 2022 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our headquarters no earlier than February 23, 2022, and no later than March 25, 2022.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2022 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 31, 2021. Such proposals must be delivered to our Corporate Secretary at Eton Pharmaceuticals, Inc., 21925 W. Field Parkway, Suite 235, Deer Park Illinois 60010.

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ETON PHARMACEUTICALS, INC.
21925 W. FIELD PARKWAY, SUITE 235
DEER PARK, IL 60010-7208

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/21/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/21/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

	For	Against	Abstain
1A Sean E. Brynjelsen	☐	☐	☐
1B Norbert G. Riedel	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000513297_1 R1.0.0.177

ETON PHARMACEUTICALS, INC.
Annual Meeting of Shareholders
June 22, 2021 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Sean E. Brynjelsen and W. Wilson Troutman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ETON PHARMACEUTICALS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM, Central Time on 06/22/2021, at the company's offices located at 21925 W. Field Parkway, Suite 235, Deer Park, Illinois 60010, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000513297_2 R1.0.0.177